Exhibit 99.2

Unaudited fiscal 2024 and 2023 US GAAP supplementary financial information

Conventions used in this report

In this report, unless otherwise specified or the context requires, the term “WNS” refers to WNS (Holdings) Limited, a public company incorporated under the laws of Jersey, Channel Islands, and the terms “the Company,” “we,” “our” and “us” refer to WNS (Holdings) Limited and its subsidiaries.

Any discrepancies in any table between totals and sums of the amounts listed are due to rounding.

Consolidated financial data

Until March 31, 2024, WNS prepared its financial statements in accordance with IFRS Accounting standards (“IFRS”) as issued by International Accounting Standards Board (“IASB”). With effect from April 1, 2024, The Company has retrospectively converted its Consolidated Financial Statements from IFRS to the US Generally Accepted Accounting Principles (US GAAP).

This report presents the following unaudited US GAAP information of the Company:

•	Condensed consolidated balance sheets as at March 31, 2024 and 2023;

•	Condensed statements of income for the four quarters of fiscal 2024 and the years ended March 31, 2024 and 2023;

•	Condensed consolidated statements of comprehensive income for the four quarters of fiscal 2024 and the years ended March 31, 2024 and 2023;

•	Condensed consolidated statement of shareholders’ equity for the year ended March 31, 2024 and March 2023;

•	Condensed statements of cash flows for the period from April 1, 2023 to June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024 and for the year ended March 31, 2023; and

•	Summary of significant accounting policies.

WNS (HOLDINGS) LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS

(As per US GAAP)

(Unaudited, amounts in thousands, except share and per share data)

	As at March 31, 2024	As at March 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$87,431	$127,898
Investments	156,531	101,092
Accounts receivable, net	124,570	113,107
Unbilled revenue	107,777	99,785
Funds held for clients	6,853	9,411
Derivative assets	5,847	6,373
Contract assets	11,949	12,572
Prepaid expense and other current assets	28,720	32,255
Total current assets	529,678	502,493
Goodwill	356,350	353,645
Other intangible assets, net	124,369	179,220
Property and equipment, net	73,740	62,437
Operating lease right-of-use assets	181,388	191,860
Derivative assets	1,914	2,681
Deferred tax assets	49,919	37,883
Investments	313	75,948
Contract assets	52,849	54,670
Other assets	63,553	53,954
TOTAL ASSETS	$1,434,073	$1,514,791

LIABILITIES AND EQUITY
Current liabilities:
Accounts payables	$24,971	$25,397
Provisions and accrued expenses	31,180	41,761
Derivative liabilities	3,968	7,505
Pension and other employee obligations	105,352	107,881
Short-term borrowings	40,000	—
Current portion of long-term debt	36,675	36,118
Contract liabilities	12,902	15,705
Income taxes payable	8,302	2,178
Operating lease liabilities	28,826	26,435
Other liabilities	19,852	40,662

Total current liabilities	312,028	303,642
Derivative liabilities	558	2,413
Pension and other employee obligations, less current portion	24,642	19,504
Long-term debt, less current portion	102,529	137,288
Contract liabilities	12,625	9,748
Operating lease liabilities, less current portion	161,054	171,969
Other liabilities	13,897	20,844
Deferred tax liabilities	19,432	37,326

TOTAL LIABILITIES	646,765	702,734

Shareholders’ equity:
Share capital (ordinary shares $0.16 (£0.10) par value, authorized 60,000,000 shares; issued: 45,684,145 shares and 48,360,817 shares; each as at March 31, 2024 and March 31, 2023, respectively)	7,349	7,690
Additional paid-in capital	—	70,437
Retained earnings	1,034,388	979,284
Other reserves	6,129	6,765
Accumulated other comprehensive loss	(260,558)	(252,119)

Total shareholders’ equity	787,308	812,057

TOTAL LIABILITIES AND EQUITY	$1,434,073	$1,514,791

WNS (HOLDINGS) LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(As per US GAAP)

(Unaudited, amounts in thousands, except shares and per share data)

	Three months ended				Year ended
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024	March 31, 2023
Revenue	$326,501	$333,890	$326,203	$336,771	$1,323,365	$1,224,262
Cost of revenue(1)	213,934	213,294	211,857	217,715	856,800	812,847

Gross profit	112,567	120,596	114,346	119,056	466,565	411,415
Operating expenses:
Selling and marketing expenses	19,968	18,752	20,334	19,275	78,329	63,475
General and administrative expenses	46,913	46,453	45,503	45,240	184,109	169,194
Foreign exchange loss/ (gain), net	(905)	(17)	493	(292)	(721)	(1042)
Amortization of intangible assets	8,725	8,688	8,628	7,005	33,046	23,646
Impairment of intangible assets	—	—	—	30,882	30,882	—

Operating income	37,866	46,720	39,388	16,946	140,920	156,142
Other income, net	(4,780)	(25,603)	(4,093)	(4,879)	(39,355)	(15,905)
Interest expense	3,642	4,089	3,726	3,819	15,276	6,578

Income before income taxes	39,004	68,234	39,755	18,006	164,999	165,469
Income tax expenses / (benefits)	7,040	8,792	(1,782)	3,472	17,522	27,047

Net income	$31,964	$59,442	$41,537	$14,534	$147,477	$138,422

Earnings per share
Basic	$0.67	$1.25	$0.88	$0.31	$3.12	$2.87
Diluted	$0.64	$1.20	$0.85	$0.30	$2.99	$2.74
Weighted average number of shares used in computing earnings per share
Basic	47,997,486	47,413,342	47,124,360	46,274,349	47,202,747	48,252,095
Diluted	50,259,257	49,650,152	49,083,704	48,252,531	49,311,774	50,523,944

(1)	Exclusive of amortization expense

WNS (HOLDINGS) LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(As per US GAAP)

(Unaudited, amounts in thousands)

	Three months ended				Year ended
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024	March 31, 2023
Net income	$31,964	$59,442	$41,537	$14,534	$147,477	$138,422
Other comprehensive income (loss), net of taxes
Retirement benefits	(882)	(28)	(288)	(514)	(1,712)	(741)
Foreign currency translation (loss)/gain	(178)	(16,000)	12,592	(6,824)	(10,410)	(55,868)
Gains/(losses) on cash flow hedges	2,446	450	(755)	1,538	3,679	(5,856)

Total other comprehensive income/(loss), net of taxes	1,386	(15,578)	11,549	(5,800)	(8,443)	(62,465)

Total comprehensive income	$33,350	$43,864	$53,086	$8,734	$139,034	$75,957

WNS (HOLDINGS) LIMITED

CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDERS’ EQUITY

(Unaudited, amounts in thousands)

	Share capital		Additional paid-in capital	Retained Earnings	Other reserve	Treasury shares		Accumulated Other Comprehensive Income/(Loss)	Total Equity
	Number	Par Value				Number	Amount
Balance as at April 1, 2022 as per IFRS	48,849,907	$7,751	$110,327	$818,402	$2,656	—	$—	$(185,133)	$754,003
Effect of conversion to US GAAP	—	—	(7,965)	26,565	—	—	—	(4,517)	14,083
Balance as at April 1, 2022 as per US GAAP	48,849,907	7,751	102,362	844,967	2,656	—	—	(189,650)	768,086
Shares issued for exercised options and restricted share units (“RSUs”)	610,910	73	(105)	—	—	—	—	—	(32)
Share-based compensation expense	—	—	49,733	—	—	—	—	—	49,733
Purchase of treasury shares	—	—		—	—	1,100,000	(81,686)	—	(81,686)
Cancellation of treasury shares	(1,100,000)	(134)	(81,552)	—	—	(1,100,000)	81,686	—	—
Transfer to other reserves	—	—	—	(5,322)	5,322	—	—	—	—
Transfer from other reserves on utilization	—	—	—	1,213	(1,213)	—	—	—	—
Net income	—	—	—	138,422	—	—	—	—	138,422
Other comprehensive income, net of tax	—	—	—	—	—	—	—	(62,465)	(62,465)

Balance as at March 31, 2023	48,360,817	$7,690	$70,438	$979,280	$6,765	—	$—	$(252,115)	$812,058

	Share capital		Additional paid-in Capital	Retained Earnings	Other reserve	Treasury shares		Accumulated Other Comprehensive Income/(Loss)	Total Equity
	Number	Par Value				Number	Amount
Balance as at April 1, 2023 as per US GAAP	48,360,817	$7,690	$70,438	$979,280	$6,765	—	$—	$(252,115)	$812,058
Shares issued for exercised options and restricted share units (“RSUs”)	623,328	79	(79)	—	—	—	—	—	—
Share-based compensation expense	—	—	51,683	—	—	—	—	—	51,683
Purchase of treasury shares	—	—	—	—	—	3,300,000	(215,467)	—	(215,467)
Cancellation of treasury shares	(3,300,000)	(420)	(122,042)	(93,005)	—	(3,300,000)	215,467	—	—
Transfer from other reserves on utilization	—	—	—	636	(636)	—	—	—	—
Net income	—	—		147,477	—	—	—	—	147,477
Other comprehensive income, net of tax	—	—	—	—	—	—	—	(8,443)	(8,443)

Balance as at March 31, 2024	45,684,145	$7,349	$—	$1,034,388	$6,129	—	$—	$(260,558)	$787,308

WNS (HOLDINGS) LIMITED

CONDENSED STATEMENTS OF CASH FLOWS

(As per US GAAP)

(Unaudited, amounts in thousands)

	For the period from April 1, 2023, to				For the year ending March 31, 2023
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Cash flows from operating activities:
Net income	$31,964	91,406	132,943	147,477	138,422
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,436	29,245	44,140	58,097	44,932
Impairment of intangible assets	—	—	—	30,882	—
Share-based compensation expense	16,216	29,589	42,728	51,683	49,733
Amortization of debt issuance cost	99	191	281	362	195
Allowance/(reversal) for expected credit losses (“ECL”)	343	151	2	242	(778)
Unrealized foreign currency exchange (gain)/loss, net	(1,948)	(3,851)	(1,384)	(3,918)	2,184
Income from mutual funds	(2,591)	(4,967)	(7,640)	(10,507)	(7,991)
Fair-value changes on contingent consideration	—	(21,932)	(21,932)	(22,470)	—
Gain on sale of property and equipment	(147)	(199)	(320)	(389)	(560)
Deferred income tax benefit	(6,000)	(10,432)	(22,639)	(32,285)	(8,400)
Unrealized loss/(gain) on derivative instruments	1,253	4,093	(1,781)	1,485	(2,444)
Reduction in the carrying amount of operating lease right-of-use assets	6,919	12,092	22,266	30,021	29,911
Changes in operating assets and liabilities, net of effects of acquisitions:
Account receivables and unbilled revenue	(16,804)	(24,022)	(17,675)	(19,678)	(12,445)
Other assets	(6,997)	(6,604)	(7,289)	(6,144)	(28,436)
Account payables	(165)	(3,219)	(1,945)	466	(6,810)
Contract liabilities	3,427	2,120	1,518	345	(2,352)
Other liabilities	(35,473)	(21,245)	(11,150)	(5,549)	9,349
Operating lease liabilities	(5,831)	(11,278)	(20,338)	(26,519)	(28,141)
Income taxes payable	14,213	11,246	9,838	7,227	(403)

Net cash provided by operating activities	12,914	72,384	139,623	200,828	175,966

Cash flows from investing activities
Acquisition of MOL IPS, net of cash acquired	—	—	—	—	(17)
Acquisition of Allstate, net of cash acquired	—	—	—	—	(44,000)
Acquisition of Vuram, net of cash acquired	—	—	—	—	(144,173)
Acquisition of Optibuy, net of cash acquired	—	—	—	—	(24,886)
Acquisition of Smart cube, net of cash acquired	—	—	—	—	(99,680)
Working capital adjustment towards acquisition of Vuram, net	141	141	141	141	—
Working capital adjustment towards acquisition of Optibuy, net	—	—	247	247	—
Working capital adjustment towards acquisition of Smart cube, net	—	584	584	584	—
Payment for property and equipment and intangible assets	(17,839)	(33,573)	(43,844)	(54,283)	(44,951)
Proceeds from sale of property and equipment	193	273	400	544	567
Investment in fixed deposits	(21,717)	(28,986)	(40,600)	(44,276)	(76,553)
Proceeds from maturity of fixed deposits	7,008	28,739	36,974	41,764	114,076
Mutual funds sold, net (short-term)	34,140	23,877	20,846	30,978	74,106
Proceeds from redemption of mutual funds (long-term)	—	—	—	—	12,272

Net cash provided by /(used in) investing activities	1,926	(8,945)	(25,252)	(24,301)	(233,239)

Cash flows from financing activities
Payment for repurchase of shares	(85,622)	(85,622)	(143,753)	(215,302)	(81,631)
Payment of transaction charges towards exercise of RSUs	—	—	—	—	(32)
Proceeds of long term debt	—	—	—	—	180,936
Repayment of long-term debt	(10,604)	(18,604)	(29,141)	(37,141)	(8,000)
Contingent consideration paid towards acquisition of Optibuy	(2,192)	(2,192)	(2,192)	(2,192)	—
Transaction charges on cancellation of treasury shares	—	(55)	(55)	(165)	(55)
Proceeds from short-term borrowings	39,896	39,896	69,597	107,630	31,708
Repayment of short-term borrowings	—	(30,000)	(39,700)	(67,278)	(31,418)
Payment of debt issuance cost	—	—	—	—	(1,155)

Net cash (used in) / provided by financing activities	(58,522)	(96,577)	(145,244)	(214,448)	90,353

Effect of exchange rate changes on cash, cash equivalents and restricted cash*	(2,142)	(5,508)	(4,804)	(5,104)	(15,568)
Net change in cash, cash equivalents and restricted cash	(45,824)	(38,646)	(35,677)	(43,025)	17,512
Cash, cash equivalents and restricted cash at the beginning of the period/year	137,309	137,309	137,309	137,309	119,797

Cash, cash equivalents and restricted cash at the end of the period/year	$91,485	98,663	101,632	94,284	137,309

*	Restricted cash represents funds held for clients.

WNS (HOLDINGS) LIMITED

NOTES TO UNAUDITED SUPPLEMENTARY FINANCIAL INFORMATION

(Amounts in thousands, except share and per share data)

1. Company overview

WNS (Holdings) Limited (“WNS Holdings”), along with its subsidiaries (collectively, “the Company”), is a global business process management (“BPM”) company with client service offices in Sydney (Australia), Canada, Dubai (United Arab Emirates), Germany, London (UK), New York (US), Mexico, and Switzerland and delivery centers in Canada, the People’s Republic of China (“China”), Costa Rica, India, Malaysia, the Philippines, Poland, Romania, Republic of South Africa (“South Africa”), Sri Lanka, Turkey, the United Kingdom (“UK”) and the United States (“US”).

WNS Holdings is incorporated in Jersey, Channel Islands and maintains a registered office in Jersey at 22, Grenville Street, St Helier, Jersey JE4 8PX.

2. Summary of significant accounting policies

a.	Basis of preparation and consolidation

This condensed supplementary financial information has been prepared, in compliance with United States generally accepted accounting principles (“US GAAP”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”) for reporting.

The Company consolidates all of its subsidiaries. Subsidiaries are consolidated from the date control commences until the date control ceases.

All inter-company and intra-company balances, transactions, income and expenses including unrealized income or expenses are eliminated on consolidation.

The standalone financial statements of subsidiaries are fully consolidated on a line-by-line basis. Intra-group balances and transactions, and gains and losses arising from intra-group transactions, are eliminated while preparing consolidated financial statements. Accounting policies of the respective individual subsidiaries and equity affiliates are aligned wherever necessary, so as to ensure consistency with the accounting policies that are adopted by the Company under US GAAP.

b.	Use of estimates

The preparation of financial statement in conformity with US GAAP requires management to make estimates that affect the application of accounting policies and the reported amount of assets, liabilities, income, expenses and contingent liability. Actual results may differ from those estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future period affected. Significant items subject to such estimates and assumptions include the useful lives of property and equipment, business combinations, intangible assets and goodwill, revenue recognition, allowance for credit losses, valuation allowances for deferred tax assets, current income taxes, the valuation of derivative financial instruments, the measurement of lease liabilities and Operating lease right-of-use (“ROU”) assets, measurements of share-based compensation expense, assets and obligations related to employee benefits, unrecognized tax benefits and other contingencies.

WNS (HOLDINGS) LIMITED

NOTES TO UNAUDITED SUPPLEMENTARY FINANCIAL INFORMATION

(Amounts in thousands, except share and per share data)

c.	Business combinations

Business combinations are accounted for using the acquisition method of accounting in accordance with Accounting Standard Codification (“ASC”) Topic 805, “Business Combinations.”

The cost of an acquisition is measured at the fair value of the assets transferred, equity instruments issued and liabilities incurred at the date of acquisition. The consideration of the acquisition also includes the fair value of any contingent consideration. Identifiable tangible and intangible assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair value on the date of acquisition. Significant estimates are required to be made in determining the value of contingent consideration and intangible assets.

Acquisition-related costs that the Company incurs in connection with a business combination such as finders’ fees, legal fees, due diligence fees, and other professional and consulting fees are expensed as incurred.

d.	Functional and presentation currency

The financial statements of each of the Company’s subsidiaries are presented using the currency of the primary economic environment in which these entities operate (i.e., the functional currency). The supplementary financial information is presented in US dollars (“USD”) which is the presentation currency of the Company and has been rounded off to the nearest thousands.

e.	Foreign currency transactions and translation

i.	Transactions in foreign currency

Transactions in foreign currency are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at the exchange rates prevailing at the reporting date of monetary assets and liabilities denominated in foreign currencies are recognized in the consolidated statement of income. Gains/losses relating to remeasurement of trading activities are disclosed under foreign exchange gains/losses and remeasurement with functional currency of financing activities are disclosed under interest expense. In the case of foreign exchange gains/losses on borrowings that are considered as a natural economic hedge for the foreign currency monetary assets, such foreign exchange gains/losses, net are presented within results from operating activities.

ii.	Foreign operations

For the purpose of presenting supplementary financial information, the assets and liabilities of the Company’s foreign operations for which the functional currency is other than the US dollar are translated into US dollars using exchange rates prevailing at the reporting date. Income and expense are translated at the monthly average exchange rate for the respective period. Exchange differences arising, if any, are recorded in equity as part of the Company’s other comprehensive income. Such exchange differences are recognized in the consolidated statement of income in the period in which such foreign operations are disposed. Goodwill and fair value adjustments arising on the acquisition of foreign operation are treated as assets and liabilities of the foreign operation and translated at the exchange rate prevailing at the reporting date.

Foreign currency exchange differences arising from intercompany receivables or payables relating to foreign operations, the settlement of which is neither planned nor likely to occur in the foreseeable future, are considered to form part of net investment in foreign operation and are recognized in currency translation adjustment.

WNS (HOLDINGS) LIMITED

NOTES TO UNAUDITED SUPPLEMENTARY FINANCIAL INFORMATION

(Amounts in thousands, except share and per share data)

f	Derivative financial instruments and hedge accounting

The Company is exposed to foreign currency fluctuations on foreign currency assets, liabilities, net investment in foreign operations and forecasted cash flows denominated in foreign currency. The Company limits the effect of foreign exchange rate fluctuation by following established risk management policies including the use of derivatives. The Company enters into derivative financial instruments where the counterparty is primarily a bank. The Company holds derivative financial instruments such as foreign exchange forward and option contracts and interest rate swaps to hedge certain foreign currency and interest rate exposures.

i.	Cash flow hedges

The Company recognizes derivative instruments as either assets or liabilities in the balance sheet at fair value. Derivative instruments qualify for hedge accounting when the instrument is designated as a hedge; the hedged item is specifically identifiable and exposes the Company to risk; and it is expected that a change in fair value of the derivative instrument and an opposite change in the fair value of the hedged item will be highly effective.

For derivative instruments where hedge accounting is applied, the Company records the effective portion of derivative instruments that are designated as cash flow hedges in accumulated other comprehensive income/(loss), which is reclassified into earnings in the same period during which the hedged item affects earnings. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of future cash flows of the hedged item, if any (i.e., the ineffective portion) and changes in fair value of other derivative instruments not designated as qualifying hedges is recorded as gains/losses, net in the consolidated statement of income. If the hedging instrument expires or is sold, terminated or exercised, the cumulative gain or loss on the hedging instrument recognized in the cash flow hedging reserve (in other comprehensive income/(loss)) until the period the hedge was effective remains in the cash flow hedging reserve until the forecasted transaction occurs. Cash flow hedge on interest rate swaps are recorded under interest expense.

When it is highly probable that a forecasted transaction will not occur, the Company discontinues the hedge accounting and recognizes immediately, in the consolidated statement of income, the gains and losses attributable to such derivative instrument that were accumulated in other comprehensive income/(loss).

Gains/(losses) on cash flow hedges on forecasted revenue transactions are recorded under revenue. Changes in fair value of foreign currency derivative instruments not designated as cash flow hedges are recognized in the consolidated statement of income and reported within foreign exchange gains, net within results from operating activities.

ii.	Offsetting of financial instruments

Financial assets and financial liabilities are offset against each other, and the net amount is reported in the balance sheet if a right to setoff exists.

WNS (HOLDINGS) LIMITED

NOTES TO UNAUDITED SUPPLEMENTARY FINANCIAL INFORMATION

(Amounts in thousands, except share and per share data)

iii.	Fair value of financial instruments

The fair value of financial instruments that are traded in active markets at each reporting date is determined by reference to quoted market prices or dealer price quotations, without any deduction for transaction costs. For financial instruments not traded in an active market, the fair value is determined using appropriate valuation models. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, credit risk, foreign exchange rates, and forward and spot prices for currencies.

iv.	Impairment of non-derivative financial assets

Loss allowance for accounts receivables and unbilled revenue with no significant financing component are measured at an amount equal to lifetime ECL. The Company applies the simplified approach for determining the lifetime ECL allowance using the Company’s historical credit loss experience adjusted for factors that are specific to the debtor.

g.	Equity and share capital

The Company has only one class of equity shares. Par value of the equity share is recorded as the share capital and the amount received in excess of par value is classified as additional paid-in capital. The credit corresponding to the share-based compensation expense is recorded in additional paid-in capital.

Treasury shares represent the consideration paid by the Company, including any directly attributable costs, to repurchase its own ordinary shares. Treasury shares are presented as a deduction from total equity. On cancellation of treasury shares, the amount paid is adjusted against share capital, to the extent of the par value of ordinary shares repurchased, and the balance is adjusted against additional paid-in capital or retained earnings.

h.	Cash and cash equivalents

The Company considers all highly liquid investments with an initial maturity of up to three months to be cash equivalents. Cash equivalents are readily convertible into known amounts of cash and subject to an insignificant risk of changes in value.

i.	Investments

i.	Mutual funds

The Company’s mutual fund investments represent liquid investments and are acquired principally for the purpose of earning daily income. Investments in mutual fund represent investments in mutual fund schemes wherein the mutual fund issuer has invested these funds in enterprise development funds. Investments which are expected to be redeemed after 12 months from the reporting date are classified as non-current investments; otherwise; they are classified as current investments.

ii.	Investments in fixed deposits

Investments in fixed deposits consist of term deposits with original maturities of more than three months with banks.

WNS (HOLDINGS) LIMITED

NOTES TO UNAUDITED SUPPLEMENTARY FINANCIAL INFORMATION

(Amounts in thousands, except share and per share data)

j.	Property and equipment

Property and equipment are stated at historical cost less accumulated depreciation and amortization and accumulated impairment loss. Cost includes expenditures directly attributable to the acquisition of the asset. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets, which are as follows:

Asset description	Asset life (in years)
Buildings	20
Computers and software	3-4
Furniture, fixtures and office equipment	2-5
Vehicles	3
Leasehold improvements	Lesser of estimated useful life or lease term

Advances paid towards the acquisition of property and equipment and the cost of property and equipment not ready for use before the reporting date are disclosed as capital work-in-progress.

The Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. Such assets are required to be tested for impairment if the carrying amount of the assets is higher than the future undiscounted net cash flows expected to be generated from the assets. The impairment amount to be recognized is measured as the amount by which the carrying value of the assets exceeds their fair value. The Company determines fair value by using a discounted cash flow approach.

k.	Goodwill

Goodwill represents the excess of the cost of an acquisition over the fair value of the Company’s share of the net identifiable assets of the acquired subsidiary at the date of acquisition. Goodwill is tested, at the reporting unit level, for impairment annually or if events or changes in circumstances indicate that the carrying amount may not be recoverable. Goodwill is carried at cost less accumulated impairment losses. Impairment loss on goodwill is not reversed. See further discussion on impairment testing is set forth under “impairment of intangible assets and goodwill” below.

l.	Intangible assets

Intangible assets are recognized only when asset recognition criteria are met. Intangible assets acquired in a business combination are recorded at fair value using generally accepted valuation methods appropriate for the type of intangible asset. Intangible assets with definite lives are amortized over the estimated useful lives and are reviewed for impairment, if indicators of impairment arise. Intangible assets with indefinite lives are not amortized but instead are tested for impairment at least annually and written down to the fair value. See further discussion on impairment testing under “impairment of intangible assets and goodwill” below.

Software development costs

The Company capitalizes certain costs related to the development or enhancements to existing software products to be sold, leased or otherwise marketed and / or used for internal use. The Company begins to capitalize costs to develop or enhance software when planning stage efforts are successfully completed, management has authorized and committed project funding, and it is probable that the project will be completed and the software will be used as intended. Costs incurred prior to meeting these criteria, together with costs incurred for training and maintenance, are expensed as incurred and recorded within “General and administrative expenses” in the Company’s consolidated statements of income. Significant management judgments and estimates are required in the assessment of when technological feasibility is established, as well as in the ongoing assessment of the recoverability of capitalized costs. Costs that qualify as software development costs include external direct costs of materials and services utilized in developing or obtaining software and compensation and related benefits for employees who are directly associated with the software project. The capitalized costs are amortized on a straight-line basis over the estimated useful life. Costs associated with planning stage activities, training, maintenance and all post-implementation stage activities are expensed as incurred.

m.	Impairment of intangible assets and goodwill

Goodwill is not subject to amortization and tested at least annually for impairment or whenever events or changes in circumstances indicate that it is more likely than not the fair value of reporting unit is less than its carrying amount. If, based on the quantitative impairment analysis, the carrying value of the goodwill of a reporting unit exceeds the fair value of such goodwill, an impairment loss is recognized in an amount equal to the excess, limited to the total amount of goodwill allocated to that reporting unit.

Intangible assets that are subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Such assets are required to be tested for impairment if the carrying amount of the assets is higher than the future undiscounted net cash flows expected to be generated from the assets. The impairment amount to be recognized is measured as the amount by which the carrying value of the assets exceeds their fair value. The Company determines fair value by using a discounted cash flow approach. Previously recognized impairment loss is not reversed.

WNS (HOLDINGS) LIMITED

NOTES TO UNAUDITED SUPPLEMENTARY FINANCIAL INFORMATION

(Amounts in thousands, except share and per share data)

n.	Employee benefits

i.	Defined contribution plans

US savings plan

Eligible employees of the Company in the US participate in a savings plan (“the Plan”) under Section 401(k) of the United States Internal Revenue Code (“the Code”). The Plan allows for employees to defer a portion of their annual earnings on a pre-tax basis through voluntary contributions to the Plan. The Plan provides that the Company can make optional contributions up to the maximum allowable limit under the Code.

UK pension scheme

Eligible employees in the UK contribute to a defined contribution pension scheme operated in the UK. The assets of the scheme are held separately in an independently administered fund. The pension expense represents contributions payable to the fund maintained by the Company.

Provident fund

Eligible employees of the Company in India, the Philippines, South Africa, Sri Lanka and the UK participate in a defined contribution fund in accordance with the regulatory requirements in the respective jurisdictions. Both the employee and the Company contribute an equal amount to the fund which is equal to a specified percentage of the employee’s salary.

The Company has no further obligation under defined contribution plans beyond the contributions made under these plans. Contributions are charged to statement of income and are included in the consolidated statement of income in the year in which they accrue.

ii.	Defined benefit plan

Employees in India, the Philippines, Dubai and Sri Lanka are entitled to a defined benefit retirement plan covering eligible employees of the Company. The plan provides for a lump-sum payment to eligible employees, at retirement, death, and incapacitation or on termination of employment, of an amount based on the respective employees’ salary and tenure of employment (subject to a maximum of approximately $24 per employee in India). In India contributions are made to funds administered and managed by the Life Insurance Corporation of India (“LIC”) and Aviva Life Insurance Company Private Limited (“ALICPL”) (together, the “Fund Administrators”) to fund the gratuity liability of an Indian subsidiary. Under this scheme, the obligation to pay gratuity remains with the Company, although the Fund Administrators administer the scheme. The Company’s Sri Lanka subsidiary, Philippines subsidiary, Dubai branch and two Indian subsidiaries have unfunded gratuity obligations.

Gratuity liabilities are determined by actuarial valuation, performed by an independent actuary, at each reporting date using the projected unit credit method. The Company recognizes the net obligation of a defined benefit plan in its balance sheet as an asset or liability, as the case may be, in accordance with Topic 715 – “Compensation-Retirement Benefits.” The discount rate is based on the government securities yield. Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are recorded in other comprehensive income (loss) (“OCI”) and amortized to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method. The Company believes that the assumptions utilized in recording its obligations under its plans are reasonable based on its experience and market conditions. These assumptions may not be within the control of the Company and accordingly it is reasonably possible that these assumptions could change in future periods.

The Company includes the service cost component of the net periodic benefit cost in the same line item or items as other compensation costs arising from services rendered by the respective employees during the period. The interest cost is included in finance expense. Expected return on plan assets and amortization of actuarial gains/loss are included in other income/(expense), net.

WNS (HOLDINGS) LIMITED

NOTES TO UNAUDITED SUPPLEMENTARY FINANCIAL INFORMATION

(Amounts in thousands, except share and per share data)

iii.	Compensated absences

The Company’s liability for compensated absences is determined on the basis of an actuarial valuation using the projected unit credit method and is charged to consolidated statement of income in the year in which they accrue.

o.	Share-based payments

The grant date fair value of share-based payment grants given to employees is recognized as employee cost with a corresponding increase in equity. The Company accounts for share-based compensation expense relating to share-based payments using a fair value method in accordance with ASC 718“Compensation-Stock Compensation.” Grants issued by the Company vest in a graded manner. Under the fair value method, the estimated fair value of awards is charged to income over the requisite service period, which is generally the vesting period of the award, for each separately vesting portion of the award as if the award was, in substance, multiple awards.

The Company is required to estimate share-based compensation expense, net of estimated forfeiture and expectation of market and non-market conditions to be met. In determining the estimated forfeiture rate, the Company annually conducts an assessment of actual number of share-based payment grants that have been forfeited as well as those expected to be forfeited in the future. The Company considers factors such as the employee grade and historical experience while estimating expected forfeitures.

p.	Provisions and accrued expenses

A provision is recognized in the balance sheet when the Company has a present legal or constructive obligation as a result of a past event, and it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. If the effect is material, provisions are recognized at present value by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money.

q.	Revenue recognition

The Company derives revenue from BPM services, comprising back-office administration, data management, customer experience services management, and auto claims handling services.

Revenue from rendering services is recognized on an accrual basis when the promised services are performed for an amount that reflects the consideration to which the Company expects to be entitled in exchange for those services. Revenue from the end of last billing to the reporting date is recognized as unbilled revenue. Unbilled revenue for certain contracts is classified as contract assets, as the right to consideration is conditional on factors other than the passage of time. Revenue is net of value-added taxes and includes reimbursements of out-of-pocket expenses.

Revenue earned by back-office administration, data management and customer experience services management services

Back-office administration, data management and customer experience services contracts are based on the following pricing models:

a)	per full-time-equivalent arrangements, which typically involve billings based on the number of full-time employees (or equivalent) deployed on the execution of the business process outsourced;

b)	per transaction arrangements, which typically involve billings based on the number of transactions processed (such as the number of e-mail responses, or airline coupons or insurance claims processed);

c)	subscription arrangements, which typically involve billings based on per member per month, based on contractually agreed rates;

d)	fixed-price arrangements, which typically involve billings based on achievements of pre-defined deliverables or milestones;

e)

outcome-based arrangements, which typically involve billings based on the business result achieved by our clients through our service efforts (such as measured based on a reduction in days sales outstanding, improvement in working capital, increase in collections or a reduction in operating expenses); or

f)

other pricing arrangements, including cost-plus arrangements, which typically involve billing the contractually agreed direct and indirect costs and a fee based on the number of employees deployed under the arrangement.

Revenues under time-and-material contracts and subscription arrangements are recognized as the related services are provided in accordance with the client contract. Revenues are recognized on cost-plus contracts on the basis of contractually agreed direct and indirect costs incurred on a client contract plus an agreed upon profit mark-up. Revenues are recognized on unit-price based contracts based on the number of specified units of work delivered to a client.

Revenue for performance obligations that are satisfied over time is recognized in accordance with the methods prescribed for measuring the progress. The input method (cost or efforts expended) has been used to measure progress towards completion as there is a direct relationship between inputs and productivity.

In respect of arrangements involving sub-contracting, in part or whole of the assigned work, the Company evaluates revenues to be recognized under criteria established by ASC 606 “Revenue Recognition”, (application guidance ASC 606-10-55-36 to 38) Principal versus agent considerations.”

Contracts with customers include variability in transaction price primarily due to service level agreements, gain share, minimum commitment and volume discounts. Revenues relating to such arrangements are accounted for as variable consideration when the amount of revenue to be recognized can be estimated to the extent that it is probable that a significant reversal of any incremental revenue will not occur.

Amounts billed or payments received, where revenue recognition criteria have not been met, are recorded as deferred revenue and classified as contract liabilities. These are recognized as revenue when all the recognition criteria have been met. The costs related to the performance of BPM services unrelated to transition services (discussed below) are fulfilment costs classified as contract assets and recognized in the consolidated statement of income when the conditions for revenue recognition have been met. Any upfront payment received towards future services is classified as a contract liability and is recognized in the consolidated statement of income over the period when such services are provided.

All incremental and direct costs incurred for acquiring contracts, such as certain sales commission, are classified as contract assets. Such costs are amortized over the expected life of the contract.

Other upfront fees paid to customers are classified as contract assets. Such costs are amortized over the life of the contract and recorded as an adjustment to the transaction price and reduced from revenue.

For certain BPM customers, the Company performs transition activities at the outset of entering into a new contract. The Company has determined these transition activities do not meet the criteria of ASC 606 to be accounted for as a separate performance obligation and has deferred revenue attributable to these activities. Accordingly, transition revenues are classified as contract liabilities and are subsequently recognized ratably over the period in which the BPM services are performed. Costs related to such transition services are fulfillment costs which are directly related to the contract and result in generation or enhancement of resources and are expected to be recoverable under the contract and thereby classified as contract assets and are recognized ratably over the estimated life of the contract.

All contracts entered into by the Company specify the payment terms. Usual payment terms range between 30 to 60 days.

WNS (HOLDINGS) LIMITED

NOTES TO UNAUDITED SUPPLEMENTARY FINANCIAL INFORMATION

(Amounts in thousands, except share and per share data)

Revenue earned by auto claims handling services

Auto claims handling services include claims handling and administration (“Claims Handling”), car hire and arranging for repairs with repair centers across the UK and the related payment processing for such repairs (“Accident Management”). With respect to Claims Handling, the Company receives either a per-claim fee or a fixed fee. Revenue for per claim fee is recognized over the estimated processing period of the claim, which currently ranges from one to two months and revenue for fixed fee is recognized on a straight-line basis over the period of the contract. In certain cases, the fee is contingent upon the successful recovery of a claim on behalf of the customer. In these circumstances, the revenue is deferred until the contingency is resolved. Revenue in respect of car hire is recognized over the car hire term.

In order to provide Accident Management services, the Company arranges for the repair through a network of repair centers. The repair costs are invoiced to customers. In determining whether the receipt from the customers related to payments to repair centers should be recognized as revenue, the Company considers the criteria established by ASC 606 under the application guidance in paragraphs “Principal versus agent considerations.” When the Company determines that it is the principal in providing Accident Management services, amounts received from customers are recognized and presented as third-party revenue and the payments to repair centers are recognized as cost of revenue in the consolidated statement of income. Factors considered in determining whether the Company is the principal in the transaction include whether:

a)	the Company has the primary responsibility for providing the services,

b)	the Company negotiates labor rates with repair centers, and

c)	the Company is responsible for timely and satisfactory completion of repairs.

If there are circumstances where the above criteria are not met and therefore the Company is not the principal in providing Accident Management services, amounts received from customers are recognized and presented net of payments to repair centers in the consolidated statement of income. Revenue from Accident Management services is recorded net of the repairer referral fees passed on to customers.

Revenue from legal services in the “Banking/Financial Services, and Insurance” strategic business unit segment is recognized on the admission of liability by the third party to the extent of fixed fees earned at each stage and any further income on the successful settlement of the claim.

Incremental and direct costs incurred to contract with a claimant are classified as contract assets and amortized over the expected period of benefit, not exceeding 15 months. All other costs to the Company are expensed as incurred.

r.	Leases

The Company leases most of its delivery centers and office facilities under operating lease agreements that are renewable on a periodic basis at the option of the lessor and the lessee. The lease agreements contain rent free periods and rent escalation clauses.

The Company assesses whether a contract contains a lease at the inception of the contract. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. To assess whether a contract conveys the right to control the use of an identified asset, the Company assesses whether: (i) the contract involves the use of an identified asset, (ii) the Company has the right to obtain substantially all of the economic benefits from the use of the asset through the period of the lease, and (iii) the Company has the right to direct the use of the asset.

WNS (HOLDINGS) LIMITED

NOTES TO UNAUDITED SUPPLEMENTARY FINANCIAL INFORMATION

(Amounts in thousands, except share and per share data)

A lease is classified as a finance lease if any one of the following criteria are met: (1) the lease transfers ownership of the asset by the end of the lease term, (2) the lease contains an option to purchase the asset that is reasonably certain to be exercised, (3) the lease term is for a major part of the remaining useful life of the asset or (4) the present value of the lease payments equals or exceeds substantially all of the fair value of the asset.

Operating leases are presented within “Operating lease right-of-use assets,” “Current portion of operating lease liabilities” and “Operating lease liabilities, less current portion” in the Company’s balance sheets. Long-lived assets underlying finance leases are presented within “Property and equipment”.

At the date of commencement of the lease, the Company recognizes a ROU asset and a corresponding lease liability for all lease arrangements under which it is a lessee, except for short-term leases. ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

The lease arrangements include options to extend or terminate the lease before the end of the lease term. ROU assets and lease liabilities include these options when it is reasonably certain that they will be exercised.

The ROU assets are initially recognized at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or prior to the commencement date of the lease plus any initial direct costs less any lease incentives. They are subsequently measured at cost less accumulated depreciation and impairment losses.

Lease expense for operating lease arrangements is recognized on a straight-line basis over the lease term reflecting single operating lease cost.

The lease liability is initially measured at amortized cost at the present value of the future lease payments. For leases under which the rate implicit in the lease is not readily determinable, the Company uses its incremental borrowing rate based on the information available at the date of commencement of the lease in determining the present value of lease payments. Lease liabilities are remeasured with a corresponding adjustment to the related ROU asset if the Company changes its assessment as to whether it will exercise an extension or a termination option.

The Company accounts for a modification of a lease contract as a separate contract for an additional right of use not included in the original lease and the increase in lease payment is commensurate with the standalone price for the additional right of use, adjusted for the circumstances of the particular contract. Modifications which are not accounted for as a separate contract are reassessed as at the effective date of the modifications based on the modified terms and conditions and the facts and circumstances as at that date. Upon modification, the Company remeasures the lease liability to reflect changes to the remaining lease payments and discount rates and recognizes the amount of the remeasurement of the lease liability as an adjustment to the ROU assets. However, if the carrying amount of the ROU assets is reduced to zero as a result of modification, any remaining amount of the remeasurement is recognized as an expense in consolidated statement of income.

In the case of sub-leases, where the Company is an intermediate lessor, the lease is classified as a finance lease or operating lease. A sub-lease is classified as a finance or operating lease by reference to the underlying asset. In the case of a finance lease, the Company has accounted for its interest in the head-lease and the sub-lease separately and recognized a net investment in the sub-lease accordingly. Rental income received from the sub-lease is treated as finance income in the consolidated statement of income. In case of an operating lease, rental income is recognized in the consolidated statement of income over the term of the sub-lease.

The Company has elected to not separate lease and non-lease components for all of its leases and to use the recognition exemptions for lease contracts that, at commencement date, have a lease term of 12 months or less and do not contain a purchase option (“short-term leases”).

s.	Interest expense

Interest expense comprises interest cost on borrowings, transaction costs the gains/losses on settlement of related derivative instruments and interest on defined benefit obligations. The foreign exchange gains/losses on borrowings are considered as a natural economic hedge for the foreign currency monetary assets which are classified as foreign exchange gains/losses, net within results from operating activities. Borrowing costs are recognized in the consolidated statement of income using the effective interest method.

WNS (HOLDINGS) LIMITED

NOTES TO UNAUDITED SUPPLEMENTARY FINANCIAL INFORMATION

(Amounts in thousands, except share and per share data)

t.	Income taxes

Income tax comprises current and deferred tax. Income tax expense is recognized in the consolidated statement of income except to the extent it relates to items directly recognized in equity, in which case it is recognized in equity.

i.	Current income tax

Current income tax for the current and prior periods are measured at the amount expected to be recovered from or paid to the taxation authorities based on the taxable profit for the period. The tax rates and tax laws used to compute the amount are those that are enacted by the reporting date and applicable for the period. The Company offsets current tax assets and current tax liabilities where it has a legally enforceable right to set off the recognized amounts and where it intends either to settle on a net basis.

Significant judgments are involved in determining the provision for income taxes including judgment on whether tax positions are probable of being sustained in tax assessments. A tax assessment can involve complex issues, which can only be resolved over extended time periods. The recognition of taxes that are subject to certain legal or economic limits or uncertainties is assessed individually by management based on the specific facts and circumstances. Though the Company has considered all these issues in estimating its income taxes, there could be an unfavorable resolution of such issues that may affect results of the Company’s operations.

ii.	Deferred income tax

Deferred income tax is recognized using the balance sheet approach. Deferred income tax assets and liabilities are recognized for all deductible and taxable temporary differences arising between the tax bases of assets and liabilities and their carrying amount in financial statements, except when the deferred income tax arises from the initial recognition of goodwill.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply in the period when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted at the reporting date.

Deferred tax assets are reduced by a valuation allowance if, based on available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company recognizes deferred tax liabilities for all taxable temporary differences except those associated with the investments in subsidiaries where the undistributed earnings are deemed to be reinvested indefinitely and will not be remitted in foreseeable future or that the earnings would be remitted in a tax-free manner.

The effect on deferred tax assets and liabilities of a change in tax rates or tax status is recognized in the statements of income in the period in which the change is identified. The Company releases (reclassifies) the tax effects from AOCI to the consolidated statements of income at the time of settlement of cash flows hedges and amortization of deferred actuarial gain/(loss) on retirement benefits.

u.	Earnings per share

Basic earnings per share are computed using the weighted-average number of ordinary shares outstanding during the period adjusted for outstanding shares that are subject to repurchase during the period. Diluted earnings per share is computed by considering the impact of the potential issuance of ordinary shares, using the treasury stock method, on the weighted average number of shares outstanding during the period, except where the results would be anti-dilutive.

v.	Government grants

The Company recognizes government grants only when there is reasonable assurance that the conditions attached to them shall be complied with, and the grants will be received. Government grants related to depreciable assets are treated as deferred income and are recognized in the consolidated statement of income on a systematic and rational basis over the useful life of the asset. Government grants related to revenue are recognized as a reduction of expenses in the consolidated statements of income.

w.	Reconciliations

The Company has prepared the reconciliations of shareholders’ equity and net income to provide a quantification of the effect of the conversion to US GAAP from IFRS:

•	Balance sheet as at March 31, 2023;

•	Balance sheet as at June 30, 2023;

•	Balance sheet as at September 30, 2023;

•	Balance sheet as at December 31, 2023;

•	Balance sheet as at March 31, 2024;

•	net income and comprehensive income for the year ended March 31, 2023;

•	net income and comprehensive income for the three months ended June 30, 2023;

•	net income and comprehensive income for the three months ended September 30, 2023;

•	net income and comprehensive income for the three months ended December 31, 2023;

•	net income and comprehensive income for the three months ended March 31, 2024; and

•	net income and comprehensive income for the year ended March 31, 2024

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of Balance sheet as at March 31, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP	Amount as Per US GAAP
ASSETS
Current assets:
Cash and cash equivalents		$127,898	—	$127,898
Investments		101,092	—	101,092
Accounts receivable, net		113,107	—	113,107
Unbilled revenue		99,785	—	99,785
Funds held for clients		9,411	—	9,411
Derivative assets		6,373	—	6,373
Contract assets		12,572	—	12,572
Prepaid expense and other current assets	1	33,851	(1,596)	32,255

Total current assets		504,089	(1,596)	502,493
Goodwill		353,645	—	353,645
Other Intangible assets, net		179,220	—	179,220
Property and equipment, net		62,437	—	62,437
Operating lease right-of-use assets	1	175,474	16,386	191,860
Derivative assets		2,681	—	2,681
Deferred tax assets	3	46,675	(8,792)	37,883
Investments		75,948	—	75,948
Contract assets		54,670	—	54,670
Other assets	1	49,609	4,345	53,954

TOTAL ASSETS		$1,504,448	$10,343	$1,514,791

LIABILITIES AND EQUITY
Current liabilities:
Accounts payables		$25,397	$—	$25,397
Provisions and accrued expenses		41,761	—	41,761
Derivative liabilities		7,505	—	7,505
Pension and other employee obligations		107,881	—	107,881
Current portion of long-term debt		36,118	—	36,118
Contract liabilities		15,705	—	15,705
Income taxes payable		2,178	—	2,178
Operating lease liabilities	1	26,635	(200)	26,435
Other liabilities		40,662	—	40,662

Total current liabilities		303,842	(200)	303,642
Derivative liabilities		2,413	—	2,413
Pension and other employee obligations, less current portion		19,504	—	19,504
Long term debt, less current portion		137,288	—	137,288
Contract liabilities		9,748	—	9,748
Operating lease liabilities, less current portion	1	172,347	(378)	171,969
Other liabilities		20,844	—	20,844
Deferred tax liabilities		37,326	—	37,326

TOTAL LIABILITIES		703,312	(578)	702,734
Shareholders’ equity:			—
Share capital (ordinary shares $0.16 (£0.10) par value, authorized 60,000,000 shares; issued: 48,360,817 shares; as at March 31, 2023)		7,690	—	7,690
Additional paid-in capital	3	81,110	(10,673)	70,437
Retained earnings	1,2,3	951,601	27,683	979,284
Other reserves		6,765	—	6,765
Accumulated other comprehensive loss	1,2,3	(246,030)	(6,089)	(252,119)

Total shareholders’ equity		801,136	10,921	812,057

TOTAL LIABILITIES AND EQUITY		$1,504,448	$10,343	$1,514,791

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Notes

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 – “Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 – “Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense in the consolidated statement of income.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of Balance sheet as at June 30, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP	Amount as per US GAAP
ASSETS
Current assets:
Cash and cash equivalents		$82,938	$—	$82,938
Investments		82,324	—	82,324
Accounts receivable, net		124,403	—	124,403
Unbilled revenue		106,376	—	106,376
Funds held for clients		8,547	—	8,547
Derivative assets		6,288	—	6,288
Contract assets		14,143	—	14,143
Prepaid expense and other current assets	1	34,826	(828)	33,998

Total current assets		459,845	(828)	459,017
Goodwill		358,736	—	358,736
Other intangible assets, net		174,876	—	174,876
Property and equipment, net		67,074	—	67,074
Operating lease right-of-use asset	1	173,298	16,581	189,879
Derivative assets		3,942	—	3,942
Investments		77,355	—	77,355
Contract assets		56,969	—	56,969
Deferred tax assets	3	46,892	(4,846)	42,046
Other assets	1	48,452	3,849	52,301

TOTAL ASSETS		$1,467,439	$14,756	$1,482,195

LIABILITIES AND EQUITY
Current liabilities:
Accounts payables		$23,895	$—	$23,895
Provisions and accrued expenses		35,816	—	35,816
Derivative liabilities		6,861	—	6,861
Pension and other employee obligations		76,187	—	76,187
Short-term borrowings		40,165	—	40,165
Current portion of long-term debt		36,747	—	36,747
Contract liabilities		17,787	—	17,787
Income taxes payable		12,179	—	12,179
Operating lease liabilities	1	28,743	(256)	28,487
Other liabilities	1	49,362	(2)	49,360

Total current liabilities		327,742	(258)	327,484
Derivative liabilities		1,144	—	1,144
Pension and other employee obligations, less current portion		21,027	—	21,027
Long term debt, less current portion		129,274	—	129,274
Contract liabilities		11,356	—	11,356
Operating lease liabilities, less current portion	1	169,669	(355)	169,314
Other non-current liabilities		10,305	—	10,305
Deferred tax liabilities		36,344	—	36,344

TOTAL LIABILITIES		706,861	(613)	706,248
Shareholders’ equity:
Share capital (ordinary shares $0.16 (£0.10) par value, authorized 60,000,000 shares; issued: 47,358,289 shares as at June 30, 2023)		7,562	—	7,562
Additional paid-in capital	3	9,042	(7,938)	1,104
Retained earnings	1,2,3	981,798	29,511	1,011,309
Other reserves		6,704	—	6,704
Accumulated other comprehensive loss	1,2,3	(244,528)	(6,204)	(250,732)

Total shareholders’ equity		760,578	15,369	775,947

TOTAL LIABILITIES AND EQUITY		$1,467,439	$14,756	$1,482,195

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Notes:

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 – “Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 – “Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense in the consolidated statement of income.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of Balance sheet as at September 30, 2023

	Notes	Amount as Per IFRS	Effect of conversion to US GAAP	Amount as per US GAAP
ASSETS
Current assets:
Cash and cash equivalents		$91,750	$—	$91,750
Investments		156,006	—	156,006
Accounts receivable, net		129,616	—	129,616
Unbilled revenue		105,233	—	105,233
Funds held for clients		6,913	—	6,913
Derivative assets		6,159	—	6,159
Contract assets		14,665	—	14,665
Prepaid expense and other current assets	1	31,358	(806)	30,552

Total current assets		541,700	(806)	540,894
Goodwill		351,536	—	351,536
Other Intangible assets, net		165,753	—	165,753
Property and equipment, net		68,917	—	68,917
Operating lease right-of-use assets	1	164,209	18,896	183,105
Derivative assets		2,992	—	2992
Deferred tax assets	3	46,437	(3,339)	43,098
Investments		314	—	314
Contract assets		53,051	—	53,051
Other assets		53,569	3,841	57,410

TOTAL ASSETS		$1,448,478	$18,592	$1,467,070

LIABILITIES AND EQUITY
Current liabilities:
Accounts payables		$19,076	$—	$19,076
Provisions and accrued expenses		33,165	—	33,165
Derivative liabilities		8,588	—	8,588
Pension and other employee obligations		86,654	—	86,654
Short-term borrowing		9,760	—	9,760
Current portion of long-term debt		35,934	—	35,934
Contract liabilities		15,875	—	15,875
Income taxes payable , net		11,241	—	11,241
Operating lease liabilities	1	26,556	(209)	26,347
Other liabilities	1	27,334	(2)	27,332

Total current liabilities		274,183	(211)	273,972
Derivative liabilities		499	—	499
Pension and other employee obligations , less current portion		21,317	—	21,317
Long term debt , less current portion		118,416	—	118,416
Contract liabilities		11,093	—	11,093
Operating lease liabilities, less current portion	1	162,075	1,949	164,024
Other liabilities		10,167	—	10,167
Deferred tax liabilities		34,402	—	34,402

TOTAL LIABILITIES		632,152	1,738	633,890
Shareholders’ equity:
Share capital (ordinary shares $0.16 (£0.10) par value, authorized 60,000,000 shares; issued: 47,518,520 shares as at September 30, 2023)		7,582	—	7,582
Additional paid-in capital	3	22,122	(7,665)	14,457
Retained earnings		1,039,782	31,137	1,070,919
Other reserves	1,2,3	6,533	—	6,533
Accumulated other comprehensive loss	1,2,3	(259,693)	(6,618)	(266,311)

Total shareholders’ equity		816,326	16,854	833,180

TOTAL LIABILITIES AND EQUITY		$1,448,478	$18,592	$1,467,070

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Notes:

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 – “Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 – “Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense in the consolidated statement of income.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of Balance sheet as at December 31, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP	Amount as per US GAAP
ASSETS
Current assets:
Cash and cash equivalents		$94,570	$—	$94,570
Investments		165,545	—	165,545
Accounts receivable, net		127,762	—	127,762
Unbilled revenue		104,528	—	104,528
Funds held for clients		7,062	—	7,062
Derivative assets		8,967	—	8,967
Contract assets		15,013	—	15,013
Prepaid expense and other current assets	1	29,729	(1,339)	28,390

Total current assets		553,176	(1,339)	551,837
Goodwill		357,892	—	357,892
Other Intangible assets, net		160,634	—	160,634
Property and equipment, net		71,417	—	71,417
Operating lease right-of-use assets	1	172,266	17,358	189,624
Derivative assets		2,684	—	2,684
Deferred tax assets	3	49,251	(1,672)	47,579
Investments		325	—	325
Contract assets		54,060	—	54,060
Other assets	1	58,507	4,689	63,196

TOTAL ASSETS		$1,480,212	$19,036	$1,499,248

LIABILITIES AND EQUITY
Current liabilities:
Accounts payables		$21,362	$—	$21,362
Provisions and accrued expenses		33,327	—	33,327
Derivative liabilities		6,149	—	6,149
Pension and other employee obligations		94,900	—	94,900
Short-term borrowings		29,610	—	29,610
Current portion of long-term debt		36,829	—	36,829
Contract liabilities		14,397	—	14,397
Income taxes payable, net		12,045	—	12,045
Operating lease liabilities	1	28,011	(93)	27,918
Other liabilities	1	26,573	(1)	26,572

Total current liabilities		303,203	(94)	303,109
Derivative liabilities		1,662	—	1,662
Pension and other employee obligations, less current portion		22,224	—	22,224
Long term debt, less current portion		110,995	—	110,995
Contract liabilities		12,429	—	12,429
Operating lease liabilities, less current portion	1	169,418	(164)	169,254
Other liabilities	1	12,697		12,697
Deferred tax liabilities		25,601	—	25,601

TOTAL LIABILITIES		658,229	(258)	657,971
Shareholders’ equity:
Share capital (ordinary shares $0.16 (£0.10) par value, authorized 60,000,000 shares; issued: 47,809,915 shares as at December 31, 2023)		7,619	—	7,619
Ordinary shares subscribed			—
Additional paid-in capital	3	35,010	(7,451)	27,559
Retained earnings	1,2,3	1,079,800	33,038	1,112,838
Other reserves		6,151	3	6,154
Accumulated other comprehensive loss	1,2,3	(248,466)	(6,296)	(254,762)
Less: 1,000,000 shares as at December, 31, 2023, held in treasury, at cost		(58,131)	—	(58,131)

Total shareholders’ equity		821,983	19,294	841,277

TOTAL LIABILITIES AND EQUITY		$1,480,212	$19,036	$1,499,248

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Notes:

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 – “Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 – “Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense in the consolidated statement of income.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of Balance sheet as at March 31, 2024

	Notes	Amount as per IFRS	Effect of conversion to US GAAP	Amount as per US GAAP
ASSETS
Current assets:
Cash and cash equivalents		$87,431	$—	$87,431
Investments		156,531	—	156,531
Accounts receivable, net		124,570	—	124,570
Unbilled revenue		107,777	—	107,777
Funds held for clients		6,853	—	6,853
Derivative assets		5,847	—	5,847
Contract assets		11,949	—	11,949
Prepaid expenses and other current assets		30,410	(1,690)	28,720

Total current assets		531,368	(1,690)	529,678
Goodwill		356,350	—	356,350
Other intangible assets, net		124,369	—	124,369
Property and equipment, net		73,740	—	73,740
Operating lease right-of-use assets		163,623	17,765	181,388
Derivative assets		1,914	—	1,914
Deferred tax assets		49,186	733	49,919
Investments		313	—	313
Contract assets		52,849	—	52,849
Other assets		59,048	4,505	63,553

TOTAL ASSETS		$1,412,760	$21,313	$1,434,073

LIABILITIES AND EQUITY
Current liabilities:
Accounts payables		$24,971	$—	$24,971
Provisions and accrued expenses		31,180	—	31,180
Derivative liabilities		3,968	—	3,968
Pension and other employee obligations		105,352	—	105,352
Short-term borrowings		40,000	—	40,000
Current portion of long-term debt		36,675	—	36,675
Contract liabilities		12,902	—	12,902
Income taxes payable		8,302	—	8,302
Operating lease liabilities		28,094	732	28,826
Other liabilities		19,853	(1)	19,852

Total current liabilities		311,297	731	312,028
Derivative liabilities		558	—	558
Pension and other employee obligations, less current portion		24,642	—	24,642
Long-term debt, less current portion		102,529	—	102,529
Contract liabilities		12,625	—	12,625
Operating lease liabilities, less current portion		162,051	(997)	161,054
Other liabilities		13,898	(1)	13,897
Deferred tax liabilities		19,432	—	19,432

TOTAL LIABILITIES		647,032	(267)	646,765

Shareholders’ equity:
Share capital (ordinary shares $0.16 (£0.10) par value, authorized 60,000,000 shares; issued: 45,684,145 shares as at March 31, 2024)		7,349	—	7,349
Additional paid-in capital		2,400	(2,400)	—
Retained earnings		1,003,987	30,401	1,034,388
Other reserves		6,129	—	6,129
Accumulated other comprehensive loss		(254,137)	(6,421)	(260,558)

Total shareholders’ equity		765,728	21,580	787,308

TOTAL LIABILITIES AND EQUITY		$1,412,760	$21,313	$1,434,073

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 – “Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 – “Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense in the consolidated statement of income.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of net income for the year ended March 31, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Revenue		$1,224,262	$—	$—	$1,224,262
Cost of revenue(1)		801,526	12,142	(821)	812,847
Gross profit		422,736	(12,142)	821	411,415
Operating expenses:				—
Selling and marketing expenses		63,480	—	(5)	63,475
General and administrative expenses		169,329	(11)	(124)	169,194
Foreign exchange gain, net		(1,042)	—	—	(1,042)
Amortization of intangible assets		23,646	—	—	23,646
Operating income		167,323	(12,131)	950	156,142
Other income, net		(16,005)	216	(116)	(15,905)
Interest expense		18,819	(13,307)	1,066	6,578
Income before income taxes		164,509	960	—	165,469
Income tax expense		27,201	(154)	—	27,047
Net Income		137,308	1,114	—	138,422

(1)	Exclusive of amortization expense

Reconciliation of comprehensive income for the year ended March 31, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Net Income		$137,308	$1,114	—	$138,422
Other comprehensive income for the period, net of taxes
Retirement benefits		(614)	(127)	—	(741)
Foreign currency translation loss		(54,427)	(1,441)		(55,868)
Losses on cash flow hedges		(5,856)	—	—	(5,856)

Total other comprehensive loss, net of taxes		(60,897)	(1,568)	—	(62,465)

Total comprehensive income/(loss)		$76,411	$(454)	—	$75,957

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Notes:

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 – “Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 – “Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

c. Under IFRS, the Company presents service cost and other components of net benefit cost in the statement of income as components of a single item of expense. Under US GAAP, the service cost component of net benefit cost is presented in the same line item or items as other compensation cost. Other components of net benefit cost are presented separately from the service cost component and from operating income.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense in the consolidated statement of income.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of net income for the three months ended June 30, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Revenue		$326,501	$—	$—	$326,501
Cost of revenue(1)		210,965	3,202	(233)	213,934
Gross profit		115,536	(3,202)	233	112,567
Operating expenses:					—
Selling and marketing expenses		19,970	—	(2)	19,968
General and administrative expenses		46,965	2	(54)	46,913
Foreign exchange gain, net		(905)	—	—	(905)
Amortization of intangible assets		8,725	—	—	8,725
Operating income		40,781	(3,204)	289	37,866
Other income, net		(4,791)	61	(50)	(4,780)
Interest expense		7,134	(3,831)	339	3,642
Income before income taxes		38,438	566	—	39,004
Income tax expense		8,302	(1,262)	—	7,040
Net income		30,136	1,828	—	31,964

(1)	Exclusive of amortization expense

Reconciliation of comprehensive income for the three months ended June 30, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Net income		$30,136	$1,828	—	$31,964
Other comprehensive income for the period, net of taxes
Retirement benefits		(879)	(3)	—	(882)
Foreign currency translation loss		(67)	(111)	—	(178)
Gains on cash flow hedges		2,446	—	—	2,446

Total other comprehensive income/(loss), net of taxes		1,500	(114)	—	1,386

Total comprehensive income		$31,636	$1,714	—	$33,350

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Notes:

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 – “Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 – “Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

c. Under IFRS, the Company presents service cost and other components of net benefit cost in the statement of income as components of a single item of expense. Under US GAAP, the service cost component of net benefit cost is presented in the same line item or items as other compensation cost. Other components of net benefit cost are presented separately from the service cost component and from operating income.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense in the consolidated statement of income.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of net income for the three months ended September 30, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Revenue		$333,890	$—	$—	$333,890
Cost of revenue(1)		210,217	3,319	(242)	213,294
Gross profit		123,673	(3,319)	242	120,596
Operating expenses:
Selling and marketing expenses		18,754	—	(2)	18,752
General and administrative expenses		46,502	(6)	(43)	46,453
Foreign exchange gain, net		(17)	—	—	(17)
Amortization of intangible assets		8,688	—	—	8,688
Operating income		49,746	(3,313)	287	46,720
Other income, net		(25,613)	60	(50)	(25,603)
Interest expense		7,504	(3,752)	337	4,089
Income before income taxes		67,855	379	—	68,234
Income tax expense		10,042	(1,250)	—	8,792
Net income		57,813	1,629	—	59,442

(1)	Exclusive of amortization expense

Reconciliation of comprehensive income for the three months ended September 30, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Net income		$57,813	1,629	—	59,442
Other comprehensive income for the period, net of taxes
Retirement benefits		(26)	(2)	—	(28)
Foreign currency translation loss		(15,587)	(413)	—	(16,000)
Gains on cash flow hedges		450	—	—	450

Total other comprehensive loss, net of taxes		(15,163)	(415)	—	(15,578)

Total comprehensive income		$42,650	1,214	$—	$43,864

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Notes:

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 – “Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 – “Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

c. Under IFRS, the Company presents service cost and other components of net benefit cost in the statement of income as components of a single item of expense. Under US GAAP, the service cost component of net benefit cost is presented in the same line item or items as other compensation cost. Other components of net benefit cost are presented separately from the service cost component and from operating income.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of net income for the three months ended December 31, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Revenue		$326,203	$—	$—	$326,203
Cost of revenue(1)		208,917	3,180	(240)	211,857
Gross profit		117,286	(3,180)	240	114,346
Operating expenses:
Selling and marketing expenses		20,336	—	(2)	20,334
General and administrative expenses		45,551	(6)	(42)	45,503
Foreign exchange loss, net		493	—	—	493
Amortization of intangible assets		8,628	—	—	8,628
Operating income		42,278	(3,174)	284	39,388
Other income, net		(4,110)	67	(50)	(4,093)
Interest expense		7,114	(3,722)	334	3,726
Income before income taxes		39,274	481	—	39,755
Income tax expense		(362)	(1,420)	—	(1,782)
Net income		39,636	1,901	—	41,537

(1)	Exclusive of amortization expense

Reconciliation of comprehensive income for the three months ended December 31, 2023

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Net income		$39,636	1,901	—	$41,537
Other comprehensive income for the period, net of taxes
Retirement benefits		(284)	(4)	—	(288)
Foreign currency translation gain		12,267	325	—	12,592
Losses on cash flow hedges		(755)	—	—	(755)

Total other comprehensive income, net of taxes		11,228	321	—	11,549

Total comprehensive income		$50,864	2,222	—	$53,086

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Notes:

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 – “Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 – “Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

c. Under IFRS, the Company presents service cost and other components of net benefit cost in the statement of income as components of a single item of expense. Under US GAAP, the service cost component of net benefit cost is presented in the same line item or items as other compensation cost. Other components of net benefit cost are presented separately from the service cost component and from operating income.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense in the consolidated statement of income.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of net income for the three months ended March 31, 2024

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Revenue		$336,771	$—	$—	$336,771
Cost of revenue(1)		214,831	3,127	(244)	217,714
Gross profit		121,940	(3,127)	244	119,057
Operating expenses:
Selling and /marketing expenses		19,279	—	(3)	19,276
General and administrative expenses		44,607	671	(38)	45,240
Foreign exchange gain, net		(292)	—	—	(292)
Amortization of intangible assets		7,005	—	—	7,005
Impairment of intangible assets		30,882	—	—	30,882
Operating income		20,459	(3,798)	285	16,946
Other income, net		(4,901)	72	(50)	(4,879)
Interest expense		7,331	(3,847)	335	3,819
Income before income taxes		18,029	(23)	—	18,006
Income tax expense		5,466	(1,994)	—	3,472
Net income		12,563	1,971	—	14,534

(1)	Exclusive of amortization expense

Reconciliation of comprehensive income for the three months ended March 31, 2024

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Net income		$12,563	$1,971	—	$14,534
Other comprehensive income for the period, net of taxes
Retirement benefits		(528)	14	—	(514)
Foreign currency translation loss		(6,685)	(139)	—	(6,824)
Gains on cash flow hedges		1,538	—	—	1,538

Total other comprehensive loss, net of taxes		(5,675)	(125)	—	(5,800)

Total comprehensive income		$6,888	$1,846	$—	$8,734

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Notes:

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 -“Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 -“Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

c. Under IFRS, the Company presents service cost and other components of net benefit cost in the statement of income as components of a single item of expense. Under US GAAP, the service cost component of net benefit cost is presented in the same line item or items as other compensation cost. Other components of net benefit cost are presented separately from the service cost component and from operating income.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Reconciliation of net income for the year ended March 31, 2024

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Revenue		$1,323,365	$—	$—	$1,323,365
Cost of revenue(1)		844,930	12,828	(958)	856,800
Gross profit		478,435	(12,828)	958	466,565
Operating expenses:
Selling and marketing expenses		78,339	—	(10)	78,329
General and administrative expenses		183,625	661	(177)	184,109
Foreign exchange gain, net		(721)	—	—	(721)
Amortization of intangible assets		33,046	—	—	33,046
Impairment of intangible assets		30,882	—	—	30,882
Operating income		153,264	(13,489)	1,145	140,920
Other income, net		(39,415)	260	(200)	(39,355)
Interest expense		29,083	(15,152)	1,345	15,276
Income before income taxes		163,596	1,403	—	164,999
Income tax expenses		23,448	(5,926)	—	17,522
Net income		140,148	7,329	—	147,477

(1)	Exclusive of amortization expense

Reconciliation of comprehensive income for the year ended March 31, 2024

	Notes	Amount as per IFRS	Effect of conversion to US GAAP (excluding reclassification pursuant to US GAAP conversion)	Reclassification pursuant to US GAAP conversion	Amount as per US GAAP
Net income		$140,148	$7,329	—	$147,477
Other comprehensive income for the period, net of taxes
Retirement benefits		(1,717)	5	—	(1,712)
Foreign currency translation loss		(10,069)	(341)	—	(10,410)
Gains on cash flow hedges		3,679	—	—	3,679

Total other comprehensive loss, net of taxes		(8,107)	(336)	—	(8,443)

Total comprehensive income		$132,041	$6,993	$—	$139,034

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Notes:

1. Lease

a. Under IFRS, the Company, as lessee, applied the single lease model that is similar to the accounting for a finance lease under US GAAP. The expense recognition presented a higher portion of the total expense earlier in the lease term as a combination of straight-line depreciation of the Operating lease right-of-use (‘ROU’) asset and the effective interest rate method applied to the lease liability results in a decreasing rate of interest expense recognition throughout the lease term.

Under US GAAP, there is dual classification lease accounting model for lessees: finance leases and operating leases. The Company, as a lessee, has classified all its leases as operating leases and recognized a single lease expense, including both a ROU asset depreciation component and an interest expense component, on a straight-line basis throughout the lease term.

b. ROU asset measurement as at April 1, 2019, the date of transition to IFRS 16 -“Leases” and ASC 842 – “Classification and accounting treatment of Lease”:

Under IFRS, the Company elected to measure ROU assets related to certain lease contracts as if IFRS 16 -“Leases” had always been applied (but using the incremental borrowing rate at the date of initial application). Under US GAAP, upon transition to ASC 842, Leases, the Company measures ROU asset at an amount equal to the lease liability.

c. Under IFRS, the Company is required to impute interest on refundable security deposit with lessor. Imputed interest is considered as part of ROU assets. Under US GAAP, the Company is not required to impute interest on refundable security deposit with the lessor.

2. Employee benefits

a. Actuarial gains and losses: Under IFRS, the Company recognized actuarial gains and losses in other comprehensive income and does not reclassify actuarial gains and losses to the statement of income. Under US GAAP, the Company recognizes actuarial gains and losses in other comprehensive income and amortizes it to net periodic benefit cost over the expected remaining period of service of the covered employees using the corridor method.

b. Past service cost: Under IFRS, the Company recognizes past service costs associated with a plan amendment in the statement of income immediately when the plan amendment occurs. Under US GAAP, past service cost associated with plan amendment is initially recognized in full in other comprehensive income in the reporting period in which the amendment occurs and subsequently amortizes into employee benefit cost over the expected remaining period of service of the covered employees.

c. Under IFRS, the Company presents service cost and other components of net benefit cost in the statement of income as components of a single item of expense. Under US GAAP, the service cost component of net benefit cost is presented in the same line item or items as other compensation cost. Other components of net benefit cost are presented separately from the service cost component and from operating income.

3. Income tax expense

The difference in deferred tax as compared to IFRS is primarily on account of:

a. Tax impact of above US GAAP adjustments.

b. Treatment of share-based compensation expense, as below:-

Under IFRS, income tax effects of share-based awards is measured based on an estimate of the future tax deduction, if any, for the award measured at the end of each reporting period. When the expected tax benefits from equity awards exceed the recorded cumulative recognized expense multiplied by the tax rate, the tax benefit up to the amount of the tax effect of the cumulative book compensation expense is recorded in the income statement; the excess is recorded in equity. When the expected tax benefit is less than the tax effect of the cumulative amount of recognized expense, the entire tax benefit is recorded in the income statement.

Under US GAAP, deferred taxes are recorded as share-based compensation expense is recognized, as long as that particular type of instrument ordinarily would result in a future tax deduction. The measurement of the deferred tax asset is based on the amount of compensation cost recognized for book purposes. Changes in the stock price do not impact the deferred tax asset or result in any adjustments prior to settlement or expiration. Upon settlement or expiration, excess tax benefits and tax deficiencies (the difference between the recorded deferred tax asset and the tax benefit of the actual tax deduction) are recognized within income tax expense in the consolidated statement of income.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

Operating segments

The Company provides business process management services. Effective April 1, 2023, the Company adopted a new organizational structure featuring four strategic business units (“SBUs”), each headed by a chief business officer. Under the new organizational structure, the Company combined its prior verticals into the four SBUs. This structure is intended to help drive improved outcomes for global clients and enable the Company to better drive business synergies, enhance scalability, generate operating leverage, and create organizational depth. The Company now manages and reports financial information through its four SBUs, which reflects how management reviews financial information and makes operating decisions.

The SBUs’ performance is reviewed by the Group Chief Executive Officer, who has been identified as the Chief Operating decision Maker (“CODM”) as defined by ASC 280, “Segment Reporting.” The CODM evaluates the Company’s performance and allocates resources based on revenue growth and operating performance of SBUs. The Company’s operating segments, effective April 1, 2023, are as follows:

•	Banking/Financial Services, and Insurance (“BFSI”),

•	Travel, Shipping/Logistics, and Utilities (“TSLU’’),

•	Manufacturing/Retail/Consumer, Hi-tech/Professional Services, and Procurement (“MRHP”), and

•	Healthcare/Life Sciences (“HCLS”).

The Company uses revenue less repair payments (non-GAAP) as a primary measure to allocate resources and measure segment performance. Revenue less repair payments is a non-GAAP measure which is calculated as (a) revenue less (b) in the Company’s BFSI SBU, payments to repair centers for “Fault” repair cases where the Company acts as the principal in its dealings with the third party repair centers and its clients.

The CODM does not evaluate certain operating expenses, interest expense, other income, net and income taxes by segment, therefore the Company does not allocate these expenses by segment. Assets and liabilities used in Company’s business are not identified to any of the reportable segments as they are used interchangeably between segments. Management believes that it is currently not practicable to provide segment disclosures relating to total assets and liabilities, since a meaningful segregation of the available data is onerous.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

	Year ended March 31, 2023
	TSLU	MRHP	HCLS	BFSI	Reconciling item(3)	Total
Revenue from external customers
Segment Revenue	$376,167	$278,246	$187,357	$406,413	$(23,921)	$1,224,262
Payments to repair centers	—	—	—	62,240	—	62,240

Revenue less repair payments (non-GAAP)	376,167	278,246	187,357	344,173	(23,921)	1,162,022
Adjusted cost of revenue (1) (2)	225,733	169,905	135,199	212,151	(438)	742,550

Segment gross profit	150,434	108,341	52,158	132,022	(23,483)	419,472
Other costs						189,951
Other income, net						(15,905)
Interest expense						6,578
Amortization of intangible assets						23,646
Share-based compensation expense						49,733
Income- tax expense						27,047

Net income						138,422

(1)	Excludes share-based compensation expense.
(2)	Adjusted cost of revenue under reconciling items includes inter and intra segment eliminations and unallocated expenses.
(3)	Revenue under reconciling items includes inter and intra segment eliminations and impact of foreign exchange fluctuations.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

	Three months ended June 30, 2023
	TSLU	MRHP	HCLS	BFSI	Reconciling item(3)	Total
Revenue from external customers
Segment Revenue	$102,174	$80,996	$40,867	$110,116	$(7,652)	$326,501
Payments to repair centers	—	—	—	9,013	—	9,013

Revenue less repair payments (non-GAAP)	102,174	80,996	40,867	101,103	(7,652)	317,488
Adjusted cost of revenue (1) (2)	59,950	47,701	28,861	61,624	2,633	200,769

Segment gross profit	42,224	33,295	12,006	39,479	(10,285)	116,719
Other costs						53,912
Other income, net						(4,780)
Interest expense						3,642
Amortization of intangible assets						8,725
Share-based compensation expense						16,216
Income- tax expense						7,040

Net income						31,964

(1)	Excludes share-based compensation expense.
(2)	Adjusted cost of revenue under reconciling items includes inter and intra segment eliminations and unallocated expenses.
(3)	Revenue under reconciling items includes inter and intra segment eliminations and impact of foreign exchange fluctuations.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

	Three months ended September 30, 2023
	TSLU	MRHP	HCLS	BFSI	Reconciling item(3)	Total
Revenue from external customers
Segment Revenue	$102,775	$80,948	$43,391	$114,382	$(7,606)	$333,890
Payments to repair centers	—	—	—	8,914	—	8,914

Revenue less repair payments (non-GAAP)	102,775	80,948	43,391	105,468	(7,606)	324,976
Adjusted cost of revenue (1) (2)	59,147	48,368	29,233	66,204	(36)	202,916

Segment gross profit	43,628	32,580	14,158	39,264	(7,570)	122,060
Other costs						53,277
Other income, net						(25,603)
Interest expense						4,089
Amortization of intangible assets						8,688
Share-based compensation expense						13,374
Income- tax expense						8,792

Net income						59,443

(1)	Excludes share-based compensation expense.
(2)	Adjusted cost of revenue under reconciling items includes inter and intra segment eliminations and unallocated expenses.
(3)	Revenue under reconciling items includes inter and intra segment eliminations and impact of foreign exchange fluctuations.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

	Three months ended December 31, 2023
	TSLU	MRHP	HCLS	BFSI	Reconciling item(3)	Total
Revenue from external customers
Segment Revenue	$99,851	$76,298	$41,420	$115,948	$(7,314)	$326,203
Payments to repair centers	—	—	—	10,294	—	10,294

Revenue less repair payments (non-GAAP)	99,851	76,298	41,420	105,654	(7,314)	315,909
Adjusted cost of revenue (1) (2)	58,953	43,198	28,733	63,800	4,384	199,068

Segment gross profit	40,898	33,100	12,687	41,854	(11,698)	116,841
Other costs						55,686
Other income, net						(4,093)
Interest expense						3,726
Amortization of intangible assets						8,628
Share-based compensation expense						13,139
Income- tax expense						(1,782)

Net income						41,537

(1)	Excludes share-based compensation expense.
(2)	Adjusted cost of revenue under reconciling items includes inter and intra segment eliminations and unallocated expenses.
(3)	Revenue under reconciling items includes inter and intra segment eliminations and impact of foreign exchange fluctuations.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

	Three months ended March 31, 2024
	TSLU	MRHP	HCLS	BFSI	Reconciling item(3)	Total
Revenue from external customers
Segment Revenue	$101,279	$81,038	$40,220	$121,438	$(7,204)	$336,771
Payments to repair centers	—	—	—	10,874	—	10,874

Revenue less repair payments (non-GAAP)	101,279	81,038	40,220	110,564	(7,204)	325,897
Adjusted cost of revenue (1) (2)	59,263	45,075	27,318	68,717	4,528	204,901

Segment gross profit	42,016	35,963	12,902	41,847	(11,732)	120,996
Other costs						57,209
Other income, net						(4,879)
Interest expense						3,819
Amortization of intangible assets						7,005
Impairment of intangible assets						30,882
Share-based compensation expense						8,954
Income- tax expense						3,472

Net income						14,534

(1)	Excludes share-based compensation expense.
(2)	Adjusted cost of revenue under reconciling items includes inter and intra segment eliminations and unallocated expenses.
(3)	Revenue under reconciling items includes inter and intra segment eliminations and impact of foreign exchange fluctuations.

WNS (HOLDINGS) LIMITED

(Unaudited, amounts in thousands)

	Year ended March 31, 2024
	TSLU	MRHP	HCLS	BFSI	Reconciling item(3)	Total
Revenue from external customers
Segment Revenue	$406,080	$319,280	$165,898	$461,883	$(29,776)	$1,323,365
Payments to repair centers	—	—	—	39,095	—	39,095

Revenue less repair payments (non-GAAP)	406,080	319,280	165,898	422,788	(29,776)	1,284,270
Adjusted cost of revenue (1) (2)	237,312	184,342	114,145	260,345	11,509	807,653

Segment gross profit	168,768	134,938	51,753	162,443	(41,285)	476,617
Other costs						220,086
Other income, net						(39,355)
Interest expense						15,276
Impairment of intangible assets						30,882
Amortization of intangible assets						33,046
Share-based compensation expense						51,683
Income- tax expense						17,522

Net income						147,477

(1)	Excludes share-based compensation expense.
(2)	Adjusted cost of revenue under reconciling items includes inter and intra segment eliminations and unallocated expenses.
(3)	Revenue under reconciling items includes inter and intra segment eliminations and impact of foreign exchange fluctuations.